SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 10 or 15(d) of the
                      Securities Exchange Act of 1934



                             SEPTEMBER 16, 1996
              ------------------------------------------------
              Date of Report (date of earliest event reported)


                        NETWORK LONG DISTANCE, INC.
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                    0-23172                        72-1122018
- ---------------               -----------                  -------------------
(State or Other               (Commission                  (IRS Employer Iden-
Jurisdiction of               File Number)                  tification Number)
Incorporation)


                             525 FLORIDA STREET
                       BATON ROUGE, LOUISIANA  70801
                   --------------------------------------
                  (Address of Principal Executive Offices
                            Including Zip Code)


                                (504) 343-3125
                        ------------------------------
                       (Registrant's telephone number,
                             including area code)







Page 1 of 5.
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

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On September 16, 1996, the Registrant entered into a letter of intent with United Wats, Inc. ("UWI"). The letter of intent provides that the Registrant will acquire all of the issued and outstanding shares of UWI common stock in exchange for a to be determined number of shares of the Registrant's "restricted" Common Stock. The number of shares yet to be issued to UWI will be based on UWI's net toll usage from October 1, 1996 through November 14, 1996 on the MCI network and from September 15, 1996 through October 31, 1996 on the Sprint network divided by the average trading price of the Registrant's Common Stock for a thirty (30) day period ending three (3) days prior to closing.

          The letter of intent also provides, if the acquisition is consummated, the Registrant will enter into employment agreements with the five principal shareholders of UWI and UWI will appoint one (1) member to the Registrant's Board of Directors, the terms of which have yet to be negotiated. Both parties have agreed to provide each other all requested materials and documents for their respective due diligence. The acquisition is intended by the parties to be treated from an accounting standpoint as a pooling interests.

          UWI is headquartered in the Kansas City metropolitan area and is an inter-exchange long distance carrier providing national and international direct dial (1+), toll-free (1-800), travel card and ancillary telecommunications services to high-usage business and commercial customers. UWI is primarily a reseller of Sprint and MCI telecommunications services, two of the largest companies in the long distance industry.

          The Registrant believes the business combination of the Registrant and UWI will be advantageous to the Registrant because it would add additional product line diversity and provide general and administrative cost reductions available as a result of combining the operations of the two companies. Also attractive to the Registrant is the addition of the Sprint and MCI product line to the Registrant's existing contracts with WilTel ("LDDS/WorldCom") and AllNet ("Frontier").

          No material relationship between the Registrant, its officers and directors and UWI and its officers, directors or affiliates presently exists. The shares of Common Stock which will be issued by the Registrant to acquire the outstanding shares of UWI will be from the Registrant's authorized but unissued Common Stock.

                                     -2-
________________________________________________________________________

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and  Exhibits
          ----------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page           Description
- -----------    ----           -----------

     1           5            Letter of Intent between the Registrant and
                              United Wats, Inc., dated September 16, 1996.












                                     -3-
_______________________________________________________________________

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated: September 23, 1996               By:   /s/ MARC I. BECKER
                                           ---------------------------------
                                            Marc I. Becker,
                                            Executive Vice President